UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2018

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

In connection with the Registration Statement on Form S-3 of SJW Group, a Delaware corporation (the “Company”), to be filed on or about the date of this report (the “Registration Statement”), we are filing this Current Report on Form 8-K to provide certain historical financial information regarding Connecticut Water Service, Inc., a Connecticut corporation (“CTWS”), and its subsidiaries, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations of CTWS, and certain unaudited pro forma financial information regarding the Company required to be incorporated by reference into the Registration Statement. The unaudited pro forma financial information gives effect to the Company’s proposed acquisition of CTWS (the “CTWS Acquisition”) pursuant to the previously announced Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among the Company, Hydro Sub, Inc., a Connecticut corporation and a direct wholly owned subsidiary of the Company, and CTWS.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the CTWS Acquisition are not satisfied; (2) the risk that the regulatory approvals required for the CTWS Acquisition are not obtained at all, or if obtained, on the terms expected or on the anticipated schedule; (3) the risk that the California Public Utilities Commission’s (“CPUC”) investigation may cause delays in or otherwise adversely affect the CTWS Acquisition and that the Company may be required to consummate the CTWS Acquisition prior to the CPUC’s issuance of an order with respect to its investigation; (4) the effect of water, utility, environmental and other governmental policies and regulations; (5) litigation relating to the CTWS Acquisition; (6) the ability of each party to meet expectations regarding timing, completion and accounting and tax treatments of the CTWS Acquisition; (7) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the CTWS Acquisition; (8) changes in demand for water and other products and services; (9) unanticipated weather conditions; (10) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect the facilities, operations, financial condition, results of operations and reputation of CTWS or the Company; (11) risks that the CTWS Acquisition disrupts the current plans and operations of CTWS or the Company; (12) potential difficulties by CTWS or the Company in employee retention as a result of the CTWS Acquisition; (13) unexpected costs, charges or expenses resulting from the CTWS Acquisition; (14) the effect of the announcement or pendency of the CTWS Acquisition on business relationships, operating results, and business generally, including, without limitation, competitive responses to the CTWS Acquisition; (15) risks related to diverting management’s attention from ongoing business operations of CTWS or the Company; and (16) legislative and economic developments. These risks, as well as other risks associated with the CTWS Acquisition, will be more fully discussed in the prospectus supplement to be included in the Registration Statement.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business, including those more fully described in its filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and none of the Company, its management, CTWS or its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Item 9.01 — Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of CTWS as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.1 hereto. The audited consolidated financial statements of CTWS as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 are filed as Exhibit 99.2 hereto.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2018 and the unaudited pro forma condensed combined income statements for the nine months ended September 30, 2018 and the year ended December 31, 2017 of the Company are filed as Exhibit 99.5 hereto. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved had the CTWS Acquisition occurred, or the other adjustments set forth therein been in effect, as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of the Company and CTWS.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

23.1	Consent of Baker Tilly Virchow Krause, LLP

99.1	Unaudited Condensed Consolidated Financial Statements of Connecticut Water Service, Inc. as of September 30, 2018 and for the three and nine months ended September 30, 2018 and 2017

99.2	Audited Consolidated Financial Statements of Connecticut Water Service, Inc. as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Connecticut Water Service, Inc. as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Connecticut Water Service, Inc. as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015

99.5	Unaudited Pro Forma Condensed Combined Financial Statements of SJW Group for the nine months ended September 30, 2018 and the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: November 26, 2018	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer